UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 6, 2008

Acorda Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50513	13-3831168
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

15 Skyline Drive, Hawthorne, NY		10532
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (914) 347-4300

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On August 6, 2008, Acorda Therapeutics, Inc. (the “Registrant”) entered into an underwriting agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc. ( the “Underwriter”), relating to the issuance and sale by the Registrant of 4,000,000 shares of its common stock. The Registrant also has granted the Underwriter a 30-day option to purchase up to an additional 600,000 shares of common stock.

The offering is being made pursuant to the Registrant’s shelf registration statement on Form S-3 (Registration No. 333-152826) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) on August 6, 2008, including a related prospectus, dated August 6, 2008, and prospectus supplement, dated August 6, 2008.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K, and incorporated by reference into the Registration Statement.  A copy of the opinion of Covington & Burling LLP relating to the validity of the issuance and sale of the shares in the offering is attached as Exhibit 5.2 to this Form 8-K, and incorporated by reference into the Registration Statement.

Item 8.01. Other Events.

The Registrant’s press release announcing the pricing of the offering pursuant to the Underwriting Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

1.1	Underwriting Agreement, dated August 6, 2008, among Acorda Therapeutics, Inc., and Deutsche Bank Securities Inc.
5.2	Opinion of Covington & Burling LLP
23.2	Consent of Covington & Burling LLP (included in Exhibit 5.2)
99.1	Press Release dated August 7, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acorda Therapeutics, Inc.

August 7, 2008	By:	/s/ David Lawrence
Name: David Lawrence, M.B.A.
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 6, 2008, between Acorda Therapeutics, Inc., and Deutsche Bank Securities Inc.
5.2	Opinion of Covington & Burling LLP
23.2	Consent of Covington & Burling LLP (included in exhibit 5.2)
99.1	Press Release dated August 7, 2008